Exhibit 10.1

CareDx, Inc.

1 Tower Place, 9th Floor

South San Francisco, California 94080

October 29, 2020

Reginald Seeto, MBBS

[…***…]

[…***…]

Re:	Amendment to Change of Control and Severance Agreement

Dear Reg:

Subject to your execution below, this letter hereby amends that certain Change of Control and Severance Agreement, dated November 26, 2018 (the “Change of Control Agreement”), between you and CareDx, Inc. (the “Company”) by making the following modifications, in each case effective as of and contingent upon your appointment as the Company’s Chief Executive Officer:

1.	The reference to “six (6)” in Section 3(a)(ii) of the Change of Control Agreement shall be replaced with “twelve (12)”.

2.	Each of the two references to “six (6)” in Section 3(a)(iii) of the Change of Control Agreement shall be replaced with “twelve (12)”.

3.	The reference to “six (6)” in Section 3(b)(ii) of the Change of Control Agreement shall be replaced with “twelve (12)”.

4.	Each of the two references to “six (6)” in Section 3(b)(iv) of the Change of Control Agreement shall be replaced with “twelve (12)”.

Except as modified by this amendment, the Change of Control Agreement shall remain in full force and effect and no party by virtue of entering into this amendment is waiving any rights it has under the Change of Control Agreement, and once this amendment is executed by the parties hereto, all references in the Change of Control Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Change of Control Agreement, as modified by this amendment.

This amendment may be executed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

[Signature Page Follows]

If this amendment is acceptable to you, please sign and date this amendment below and return the signed and dated amendment to me.

Very truly yours,

CAREDX, INC.

By:	/s/ Fred E. Cohen, M.D., D. Phil
Name: Fred E. Cohen, M.D., D. Phil
Title: Chair, Compensation Committee of the Board of Directors

ACCEPTED AND AGREED:

/s/ Reginald Seeto, MBBS
Reginald Seeto, MBBS

Date: October 29, 2020

[Signature Page to Amendment to Change of Control Agreement (R. Seeto)]